First National Bank

CHANGE IN TERMS AGREEMENT

Principal $5,500,000.00	Loan Date 06-30-2009	Maturity 07-31-2009	Loan No. 8558931	Call/Coll	Account	Officer ***	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:

M-Tron Industries

Lender: First National Bank of Omaha

Piezo Technology Inc

  114th  & Dodge

100 Douglas Avenue

  11404 W Dodge Rd

Yankton, SD 57078

  Omaha, NE 68154

Principal Amount: $5,500,000.00

Date of Agreement: June 30, 2009

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated June 30, 2008 for $5,500,000.00.

DESCRIPTION OF COLLATERAL. Security Agreement dated October 14, 2004 covering Business Assets.

DESCRIPTION OF CHANGE IN TERMS. Extension of Note #8558931 from June 30, 2009 to July 31, 2009.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on July 31, 2009.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the 30 day LIBOR Rate as shown on the Bloomberg Finance, L.P. rate sheets. The “LIBOR Rate” shall mean the London Interbank Offered Rate of Interest for an interest period of 30 days (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of the loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current index rate upon Borrower’s request. The interest rate change will not occur more often than each month on the first London Banking Day (the “Reprice Date”) (“London Banking Day” means any day, other than a Saturday or Sunday, on which commercial banks are open for business in London, England), adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such as rate to be reset at the beginning of each succeeding month. There appears below an “Initial Rate” which is illustrative only and represents the interest rate accrual applicable to this Note if the Index remains unchanged until the initial advance hereunder. If the initial advance under this Note occurs on any day other than the Reprice Date, the initial LIBOR Rate to be in effect until the beginning of the next succeeding month shall be that LIBOR Rate in effect on the first London Banking Day of the month this Note is signed/dated. Bank’s internal records of applicable interest rates shall be determinative in the absence of manifest error. Interest accruing hereunder shall be due and payable on the first New York banking Day of each month. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 0.318% per annum. The interest rate to be applied to the unpaid principal balance of this loan will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 2.100 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 4.000% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this loan be less than 4.000% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis;  that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future changes in terms. Nothing in this agreement will constitute a satisfaction of the obligation(s). It is the intention of the Lender to retain liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT

BORROWER:

M-TRON INDUSTRIES

By:  /s/ Harold Castle, CFO        06/26/09

     Authorized Signer  for M-Tron Industries

PIEZO TECHNOLOGY

By:  /s/ Harold Castle, CFO        06/26/09

     Authorized Signer  for Piezo Technology, Inc

LENDER:

FIRST NATIONAL BANK OF OMAHA

x       /s/ Justin Mahoney____________

  Justin M Mahoney, Second Vice President

First National Bank

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $5,500,000.00	Loan Date 06-30-2009	Maturity 07-31-2009	Loan No. 8558931	Call/Coll	Account	Officer ***	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:

M-Tron Industries

Lender: First National Bank of Omaha

Piezo Technology Inc

  114th  & Dodge

100 Douglas Avenue

  11404 W Dodge Rd

Yankton, SD 57078

  Omaha, NE 68154

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to two Corporations for $5,500,000.00 due on July 31, 2009. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐

Personal, Family, or Household Purposes or Personal Investment.

☒

Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Line of credit used for working capital and letters of credit.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,500,000.00 as follows:

Other Disbursements:

$5,500,000.00

$5,500,000.00 Extension of Note #8558931

_____________

Note Principal:

$5,500,000.00

NOTICE – WRITTEN AGREEMENTS. A credit agreement must be in writing to be enforceable under Nebraska law. To protect Borrower and Lender from any misunderstandings or disappointments, any contract, promise, undertaking or offer to forbear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit must be reduced to writing.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 30, 2009.

BORROWER:

M-TRON INDUSTRIES

By:  /s/ Harold Castle, CFO        06/26/09

          Authorized Signer  for M-Tron Industries

PIEZO TECHNOLOGY

By:  /s/ Harold Castle, CFO        06/26/09

      Authorized Signer  for Piezo Technology, Inc